UNITED STATES
SECURITIES AND EXCHANGE
COMMISSION
Washington, DC 20549

_____________________________________________________________
FORM 8-K/A
AMENDMENT NO. 1

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 17, 2015
_____________________________________________________________

CPI INTERNATIONAL HOLDING CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	333-173372-07 (Commission File Number)	90-0649687 (I.R.S. Employer Identification No.)
811 Hansen Way, Palo Alto, California 94303 (Address of Principal Executive Offices and Zip Code)
(650) 846-2900 (Registrant’s telephone number, including area code)
Not Applicable (Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (7 CFR 240.13e-4(c))

Item 2.01.    Completion of Acquisition or Disposition of Assets.

On September 17, 2015, CPI International Holding Corp. (the “Company”) filed a Current Report on Form 8-K (the “Initial Report”) to report that Communications & Power Industries LLC, a wholly owned subsidiary of the Company, acquired all of the outstanding equity securities of ASC Signal Holdings Corporation (“ASC”), pursuant to the Stock Purchase Agreement dated September 17, 2015 with ASC, The Resilience Fund II, L.P., and certain other securityholders of ASC. The aggregate consideration for the acquisition was approximately $52.9 million, after taking into account post-closing adjustments. The Company hereby amends the Initial Report to include the historical financial statements and the pro forma financial information required by Item 9.01(a) and (b) of Form 8-K. This Form 8-K/A should be read in conjunction with the Initial Report.

Item 9.01.    Financial Statements and Exhibits.

(a)     Financial Statements of Businesses Acquired.

The following financial statements for ASC Signal Holdings Corporation are attached hereto as Exhibit 99.1 and
Exhibit 99.2, respectively, and are incorporated by reference:

•	The audited consolidated financial statements of ASC Signal Holdings Corporation as of and for the year ended September 30, 2014 and accompanying notes.

•	The unaudited condensed consolidated financial statements of ASC Signal Holdings Corporation as of June30, 2015 and for the nine months ended June 30, 2015 and 2014 and accompanying notes.

(b)    Pro Forma Financial Information.

The unaudited proforma condensed combined financial statements of CPI International Holding Corp. as of and for the nine months ended July 3, 2015 and for the year ended September 30, 2014 and accompanying notes, giving effect to the acquisition of ASC Signal Holdings Corporation, are filed hereto as Exhibit 99.3 and are incorporated by reference.

(d)    Exhibits.

99.1	Audited consolidated financial statements of ASC Signal Holdings Corporation as of and for the year ended September 30, 2014 and accompanying notes.

99.2	Unaudited condensed consolidated financial statements of ASC Signal Holdings Corporation as of June 30, 2015 and for the nine months ended June 30, 2015 and 2014 and accompanying notes.

99.3
Unaudited proforma condensed combined financial statements of CPI International Holding Corp. as of and for the nine months ended July 3, 2015 and for the year ended October 3, 2014 and accompanying notes, giving effect to the acquisition of ASC Signal Holdings Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CPI INTERNATIONAL HOLDING CORP.
(Registrant)

Dated:	November 24, 2015	/s/ JOEL A. LITTMAN
Joel A. Littman Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description
99.1	Audited consolidated financial statements of ASC Signal Holdings Corporation as of and for the year ended September 30, 2014 and accompanying notes
99.2	Unaudited condensed consolidated financial statements of ASC Signal Holdings Corporation as of June 30, 2015 and for the nine months ended June 30, 2015 and 2014 and accompanying notes
99.3
Unaudited proforma condensed combined financial statements of CPI International Holding Corp. as of and for the nine months ended July 3, 2015 and for the year ended September 30, 2014 and accompanying notes, giving effect to the acquisition of ASC Signal Holdings Corporation